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                                                                    Exhibit 23.1


                 [LETTERHEAD OF PRICE WATERHOUSE APPEARS HERE]




                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 (No. 33-            ) of our report dated March 27, 1996,
which appears on page 32 of the 1995 Annual Report to Shareholders of Brookstone, Inc., which is incorporated by reference in Brookstone Inc.'s Annual Report on Form 10-K for the year ended February 3, 1996.



/s/ Price Waterhouse LLP

Boston, Massachusetts
December 4, 1996